EXECUTION COPY



                           AMENDMENT NO. 2 AND WAIVER

                           Dated as of April 17, 1998

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

     1. Credit Agreement. Reference is hereby made to the Credit Agreement dated as of March 12, 1997, as amended by Amendment No. 1 and Waiver, dated as of June 13, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as so amended, the "Credit Agreement"). Terms used in this Amendment No. 2 and Waiver (this "Amendment and Waiver") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as amended by this Amendment and Waiver is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     2.  Amendments.  (a) The  definition  of  "Applicable  Margin" set forth in
Section 1.01 of the Credit Agreement is hereby amended by inserting the following words immediately before the period at the end thereof:

     "; provided, further, that the Applicable Margin set forth above for each Tier shall be increased by 0.125% at any time on or after April 17, 1998 that the Leverage Ratio exceeds 35%".

     (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions therein in the correct alphabetical order:

          " `Forward Purchase Contract' shall mean a contract entered into between the Company and a Forward Purchase Contract Broker that provides
     (i) for purchases by such Forward Purchase Contract Broker of shares of the common stock of the Company, (ii) for resale of such common stock so purchased by such Forward Purchase Contract Broker to, at the option of the Company, the Company or any other Person or Persons, and (iii) that increases and decreases in the value of such common stock purchased by such Forward Purchase Contract Broker from the date so purchased to the date so resold shall be for the account of the Company; provided that (1) the aggregate purchase price paid for all common stock of the Company purchased by Forward Purchase Contract Brokers pursuant to Forward Purchase Contracts shall not exceed $125,000,000 and (2) each Forward Purchase Contract shall terminate no later than eight (8) months after the effective date thereof.

          `Forward Purchase Contract Broker' means any securities broker or dealer that is a party to a Forward Purchase Contract."

     (c) The definition of "Indebtedness" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

     "For purposes of this definition, the Company shall be deemed to have Indebtedness at any time in respect of its obligations arising under each Forward Purchase Contract in effect at such time in an amount equal to the greater of (i) the Company's maximum aggregate liability at such time (whether contingent or non-contingent) in respect of its obligations to reimburse any Persons in respect of drawings made under letters of credit or other Guarantees issued in connection with such Forward Purchase Contract in favor of the Forward Purchase Contract Broker party thereto and
     (ii) the excess, if any, of (x) the sum of the aggregate purchase price of all shares of the Company's common stock purchased by such Forward Purchase Contract Broker pursuant to such Forward Purchase Contract and all fees and other carrying costs payable by the Company or any of its Subsidiaries to such Forward Purchase Contract Broker pursuant to such Forward Purchase Contract over (y) the sum of (A) the aggregate sales price of all common stock of the Company sold by such Forward Purchase Contract Broker pursuant to such Forward Purchase Contract and (B) the product of the aggregate number of shares of the Company's common stock held at such time by such Forward Purchase Contract Broker pursuant to such Forward Purchase Contract multiplied by 90% of the average of the opening and closing prices of the Company's common stock on the New York Stock Exchange on the day of calculation."

     (d) Section 8.13 of the Credit  Agreement is hereby amended by deleting the
figure   "$50,000,000"   therein  and  inserting  in  lieu  thereof  the  figure
"$75,000,000".

     3. Waivers. (a) The Banks hereby waive compliance with the last sentence of
Section 8.06 of the Credit Agreement solely to the extent necessary to permit the sale by the Company or one or more of its Subsidiaries of all of the assets or capital stock of Pennsylvania Life Insurance Company ("Penn Life"), Union Bankers Insurance Company ("Union Bankers") and one or more of the Subsidiaries of the Company listed on Schedule 1 hereto (together with Penn Life and Union Bankers, the "Specified Companies"); provided that the foregoing waiver shall not apply to any sale of the capital stock or other ownership interests of any Subsidiary of the Company not listed on Schedule 1; provided, further, that the Company and its Subsidiaries receive aggregate gross consideration for such sale of not less than $425,000,000 (of which not less than $325,000,000 shall be in the form of cash or cash equivalents); provided, further, that neither the Company nor any or its Subsidiaries (other than the Specified Companies) shall have conveyed, sold, leased, transferred or otherwise disposed (including by way of dividends or other distributions) of any of its assets or business (other than (i) immaterial dispositions in the ordinary course of business and (ii) dividends and other distributions of assets to any Specified Company to the extent such assets are transferred by way of dividend, distribution or other payment to the Company or any of its Subsidiaries that is not a Specified Company prior to the sale of such Specified Company) to, merged or consolidated with, or made any Investment (other than immaterial Investments in the ordinary course of business) in any Specified Company at any time from and including the date hereof through and including the date of the sale of such Specified Company by the Company and its Subsidiaries; provided, further, that, on the first Business Day immediately following the date upon which either (i) Occidental Life Insurance Company of North Carolina ("Occidental") and Professional Insurance Corporation ("Professional") or (ii) Penn Life and Union Bankers cease to be Subsidiaries of the Company, (x) the aggregate amount of the Commitments under the Credit Agreement shall be automatically reduced (subject to Sections
2.04 and 4.02 of the Credit Agreement) by an amount equal to $75,000,000 (and any notice required to be given pursuant to Section 2.04(i) and Section 4.05 regarding such reduction shall be deemed to have been given hereby) and (y) the aggregate amount of all Loans outstanding under the Credit Agreement shall not exceed the Commitments as so reduced; provided, further, that the parties hereto acknowledge that the assets or capital stock of the Specified Companies so sold and to which this waiver applies shall not be considered in determining compliance with Section 8.06(b) in connection with any future sale, lease, transfer or other disposition of Property by the Company or any of its Subsidiaries.

     (b) The Banks hereby waive compliance with Section 8.10 of the Credit Agreement for the period (the "Waiver Period") from (x) the date hereof to (y) the earlier of (i) December 31, 1998 and (ii) the first Business Day immediately following the date upon which either (a) Occidental and Professional or (b) Penn Life and Union Bankers cease to be Subsidiaries of the Company; provided that, notwithstanding the foregoing, during such Waiver Period the Company shall not permit the Leverage Ratio to exceed 42.5% at any time.

     4. Fees. The Company agrees to pay, on April 17, 1998, a fee to each Bank that executes this Amendment and Waiver on or before April 17, 1998, such fee to be in an amount for each such Bank equal to 0.125% of such Bank's Commitment on April 17, 1998. Such fees, once paid, shall not be refundable in whole or in part.

     5. Effective Date. The amendments and waivers provided for herein shall be effective as of the date first written above, but shall not become effective as of such date until this Amendment and Waiver has been executed by the Company, the Majority Banks and the Administrative Agent.

     6. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to its choice of law principles).

     7. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment and Waiver by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to be duly executed as of the day and year first above written.

                            PENNCORP FINANCIAL GROUP, INC.


                            By: /s/James P. McDermott
                                -------------------------------------
                            Name:  James P. McDermott
                            Title: SVP

                            THE BANK OF NEW YORK, as
                              Administrative Agent and as a Bank


                            By: /s/Michael E. Murray
                                -------------------------------------
                            Name:  Michael E. Murray
                            Title: Assistant Vice President

                            THE CHASE MANHATTAN BANK, as a
                              Managing Agent and as a Bank


                            By:
                            Name:
                            Title:

                            THE FIRST NATIONAL BANK OF CHICAGO,
                               as a Managing Agent and as a Bank


                            By: /s/Erin Kaese
                                -------------------------------------
                            Name:  Erin Kaese
                            Title: AVP

                            NATIONSBANK, N.A., as a Managing Agent
                                  and as a Bank


                            By: /s/J. Patrick Brockette
                                -------------------------------------
                            Name:  J. Patrick Brockette
                            Title: Vice President

                            FLEET NATIONAL BANK, as a Co-Agent
                              and as a Bank


                            By: /s/J.A. Simpson by Carla Balesano
                                -------------------------------------
                            Name:  Jeffrey A. Simpson
                            Title: Vice President

                            MELLON BANK, N.A., as a Co-Agent
                              and as a Bank


                            By:
                            Name:
                            Title:

                            BANK OF MONTREAL, as a Co-Agent
                              and as a Bank


                            By: /s/Daniel Neubert
                                -------------------------------------
                            Name:  Daniel Neubert
                            Title:

                            CIBC INC., as a Co-Agent and as a Bank


                            By: /s/Gerald Girardi
                                -------------------------------------
                            Name:  Gerald Girardi
                            Title: Executive Director
                                    CIBC Oppenheimer Corp., as Agent

                            DRESDNER BANK AG, NEW YORK BRANCH &
                              GRAND CAYMAN BRANCH, as a Co-Agent and as a Bank


                            By: /s/J. Curtin Beaudouin      /s/Robert P. Donohue
                                ------------------------------------------------
                            Name:  J. Curtin Beaudouin         Robert P. Donohue
                            Title: First Vice President        Vice President

                            SUNTRUST BANK, CENTRAL FLORIDA
                              NATIONAL ASSOCIATION


                            By: /s/Darryl J. Weaver
                                -------------------------------------
                            Name:  Darryl J. Weaver
                            Title: First Vice President

                            BANK ONE, TEXAS N.A.


                            By: /s/Robert Humphreys
                                -------------------------------------
                            Name:  Robert Humphreys
                            Title: Vice President

                            CORESTATES BANK, N.A.


                            By: /s/Verna R. Prentice
                                -------------------------------------
                            Name:  Verna R. Prentice
                            Title: Vice Prsident

                            FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA


                            By: /s/Gail M. Golightly
                                -------------------------------------
                            Name:  Gail M. Golightly
                            Title: Senior Vice President

                            LTCB TRUST COMPANY


                            By:
                            Name:
                            Title:

                            ING (U.S.) CAPITAL CORPORATION


                            By: /s/T.D. Prangley
                                -------------------------------------
                            Name:  T.D. Prangley
                            Title: Vice President

                                   Schedule 1

                               Specified Companies


Constitution Life Insurance  Company
Marquette  National Life Insurance Company
Pennsylvania  Life Insurance  Company Canada
Peninsular Life Insurance  Company
PennCorp Life Insurance Company
California Sales Agency, Inc.
Kivex, Inc.
Mississippi Region Associates, Inc.
PennCorp Canada Marketing, Inc.
PennCorp Financial, Inc.
Midwest Region, Inc.
Midwest Region, Inc. of Colorado
Safe Drivers Agency Limited
Southeastern Region Associates, Inc.
United Silver Spring Associates, Inc.